Formation and Nature of Business	12 Months Ended
Dec. 31, 2021
Manscaped Holdings, LLC [Member]
Formation and Nature of Business [Line Items]
Formation and Nature of Business

1.    Formation and Nature of Business

Manscaped Holdings, LLC was formed on June 6, 2019 as a Delaware limited liability company. The consolidated financial statements include the accounts of Manscaped Holdings, LLC and its wholly owned subsidiaries (collectively, the “Company” or “Manscaped”). The Company is headquartered in Las Vegas, Nevada and sells a variety of products, including tools (trimmers, razors, and nail kits), formulations (deodorant, body wash, toner and refresher, cologne and wipes), lifestyle (boxers, t-shirts, travel bags and mats), and set packages inclusive of tools, formulations, and/or lifestyle products.

On June 6, 2019, all of the outstanding equity of Manscaped, Inc. and Manscaped, LLC was contributed to the Company. Manscaped, Inc. was formed in January 2018 as a Delaware C corporation for U.S. federal income tax purposes and is engaged in the business of designing, manufacturing, and selling grooming and hygiene products directly to consumers. Manscaped, LLC was formed in June 2019 as a California limited liability company and was created to hold the Company’s intellectual property.

The Company accounted for the transactions as non-substantive transactions in a manner similar to a transaction between entities under common control pursuant to Accounting Standards Codification (“ASC”) 805-50, Transactions between Entities under Common Control, and as such, the assets and liabilities of Manscaped, Inc. and Manscaped, LLC were transferred to the Company at their carrying amounts at the date of the transaction.

On November 22, 2021, the Company entered into a definitive agreement to combine with Bright Lights Acquisition Corp. (“Bright Lights”), a special purpose acquisition company sponsored by Bright Lights Sponsor LLC (the “SPAC Transaction”). Additionally, in connection with the execution of the business combination agreement, Bright Lights and its subsidiary, Bright Lights Parent Corp., entered into subscription agreements with the private placement investors (PIPE Investors), pursuant to which such PIPE Investors have agreed to the purchase of Manscaped, Inc. Class A common stock for an aggregate purchase price equal to $75 million at a per share purchase price of $9.20. The newly combined company will be renamed Manscaped, Inc. and will be listed on The NASDAQ Stock Market LLC under the ticker symbol “MANS”.

Going Concern

The Company evaluated whether there are any conditions and events, considered in the aggregate, that raise substantial doubt about its ability to continue as a going concern for at least twelve months from the date the consolidated financial statements are available for issuance (through April 2023). Since inception, the Company has incurred operating losses and negative cash flows from operations, and has a line of credit facility scheduled to mature on June 30, 2022 (see Note 7). The Company believes that its cash and other available resources may not be sufficient to meet its operating and other obligations as they come due through April 2023. These conditions and events raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company is currently in the process of potentially raising funds through a financing in connection with the SPAC Transaction, as well as evaluating debt financing options. Although the Company believes that it will be successful in raising additional capital that will provide sufficient liquidity through April 2023, these plans have not been finalized, and are not within the Company’s control, and therefore cannot be deemed probable. As a result, the Company has concluded that management’s plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.